UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 16, 2006

SUNGARD® DATA SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12989	51-0267091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 EAST SWEDESFORD ROAD, WAYNE, PENNSYLVANIA	19087
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 484-582-2000

Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Annual Executive Incentive Compensation Program

On May 16, 2006, the Compensation Committee of the Board of Directors of SunGard Data Systems Inc. (the “Company”) established the 2006 performance goals for cash incentive payments under the Company’s Annual Executive Incentive Compensation Program for certain persons named in the summary compensation table in the Company’s Form 10-K for the year ended December 31, 2005. The performance goals for these executive officers’ 2006 annual cash incentive payments take into account the Company’s overall financial and business goals for 2006. In addition, the performance goals applicable to incentive payments to be earned in 2006 by these executive officers will be based upon 2006 EBITA, which represents actual earnings before interest, taxes and amortization, as further adjusted for certain unusual items. For certain of these executive officers, there are additional performance goals specific to either their function or the business they oversee. Depending upon the extent of the achievement of the 2006 targeted performance goal, the actual amount of the 2006 incentive payment will be higher or lower than the following targeted incentive payment amounts for the below named executive officers:

Cristóbal Conde, Chief Executive Officer	$1,790,000
Michael K. Muratore, Executive Vice President	$826,000
Richard C. Tarbox, Senior Vice President-Corporate Development	$662,000

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	2006 Compensation Schedule for Certain Named Executive Officers

10.2	Summary Description of the Company’s Annual Executive Incentive Compensation Program

10.3	Agreement between James L. Mann and SunGard Data Systems Inc. dated August 16, 2002 (incorporated by reference to the Exhibits filed with SunGard’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (Commission File No. 1-12989)), as amended by Amendment dated as of February 25, 2004 (incorporated by reference to the Exhibits filed with SunGard’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004 (Commission File No. 1-12989)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNGARD DATA SYSTEMS INC.

Date: May 22, 2006	By:	/s/ Victoria E. Silbey
Victoria E. Silbey
Vice President-Legal and
General Counsel

EXHIBIT INDEX

The following is a list of Exhibits furnished with this report.

Exhibit No.	Description
10.1	2006 Compensation Schedule for Certain Named Executive Officers

10.2	Summary Description of the Company’s Annual Executive Incentive Compensation Program

10.3	Agreement between James L. Mann and SunGard Data Systems Inc. dated August 16, 2002 (incorporated by reference to the Exhibits filed with SunGard’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (Commission File No. 1-12989)), as amended by Amendment, dated as of February 25, 2004 (incorporated by reference to the Exhibits filed with SunGard’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004 (Commission File No. 1-12989)).